UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21882

Oppenheimer Rochester North Carolina Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 12/31/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—112.0%
North Carolina—74.8%
$150,000	Asheville, NC Hsg. Authority (Oak Knoll Apartments)[1]	5.625%[2]	09/01/2033	$150,352

500,000	Charlotte, NC Airport[1]	5.000	07/01/2031	553,560

1,900,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000	07/01/2036	2,089,335

1,830,000	Charlotte-Mecklenburg, NC Hospital Authority (Carolinas Healthcare System)[1]	5.125	01/15/2037	2,063,471

50,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (Carolinas Healthcare)[1]	5.250	01/15/2039	55,069

250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700	05/01/2034	281,338

100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250	11/01/2033	115,584

100,000	E. Lincoln County, NC Water & Sewer District[1]	4.750	06/01/2018	101,833

500,000	Fayetteville, NC State University (Student Hsg.)[1]	5.000	04/01/2037	547,965

15,000	Mint Hill, NC Sanitation District	5.250	06/01/2020	15,363

425,000	Mint Hill, NC Sanitation District	5.250	06/01/2019	435,298

125,000	Mint Hill, NC Sanitation District	5.250	06/01/2017	126,785

35,000	Nash, NC Health Care Systems[1]	5.000	11/01/2030	37,507

1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000	10/01/2026	995,810

500,000	NC Capital Facilities Finance Agency (Davidson College)[1]	5.000	03/01/2040	567,950

1,280,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000	06/01/2033	1,280,947

1,170,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000	06/01/2028	1,171,170

75,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)	5.250	06/01/2017	75,190

30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000	06/01/2023	30,043

1,535,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125	06/01/2035	1,636,356

1,655,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	1,765,868

440,000	NC Capital Facilities Finance Agency (Methodist University)[1]	5.000	03/01/2022	510,396

200,000	NC Capital Facilities Finance Agency (Methodist University)[1]	5.000	03/01/2019	222,140

705,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)[1]	5.000	06/01/2028	809,721

65,000	NC HFA (Home Ownership)[1]	5.125	01/01/2028	66,919

2,260,000	NC HFA (Home Ownership)[1,3]	5.250	01/01/2039	2,321,608

95,000	NC HFA (Home Ownership)[1]	5.250	07/01/2039	96,176

220,000	NC HFA (Multifamily Hsg.)[1]	5.500	02/20/2043	220,345

475,000	NC Medical Care Commission (AHA1HC / AHA3HC / AHA4HC / AHACHC / AHEHC / AHA7HC Obligated Group)[1]	5.500	10/01/2024	476,169

2,210,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	2,215,613

1,310,000	NC Medical Care Commission (Aldersgate United Methodist Retirement Community)[1]	6.250	07/01/2035	1,458,973

1 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

North Carolina (Continued)

$45,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.000%	11/01/2033	$49,203

1,400,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	1,532,286

8,000,000	NC Medical Care Commission (Duke University Health System)[4]	5.000	06/01/2042	8,894,480

275,000	NC Medical Care Commission (Forest at Duke)[1]	5.500	09/01/2018	276,108

500,000	NC Medical Care Commission (Galloway Ridge)[1]	6.000	01/01/2039	536,435

115,000	NC Medical Care Commission (Givens Estates)[1]	5.000	07/01/2027	119,700

1,700,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.200	10/01/2021	1,737,791

175,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	178,029

345,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	350,517

55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	55,049

365,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital/The Presbyterian Hospital Obligated Group)[1]	5.000	11/01/2034	376,983

375,000	NC Medical Care Commission (Scotland Memorial Hospital)[1]	5.500	10/01/2019	376,459

5,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	5,017

750,000	NC Medical Care Commission (Wakemed)[1]	5.000	10/01/2031	838,335

500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	584,505

25,000	NC Medical Care Commission Health Care Facilities (BRH / GH / VGH / GL / GNC Obligated Group)[1]	5.000	01/01/2033	25,061

2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	2,237,260

500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	524,595

20,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750	10/01/2037	20,605

775,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2032	775,899

5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2035	5,004

1,590,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.000	10/01/2033	1,649,005

1,000,000	NC Medical Care Commission Retirement Facilities (UHC&S/LPC Obligated Group)[1]	5.000	09/01/2037	1,015,610

1,000,000	NC Municipal Power Agency No. 1 (Catawba Electric)[1]	5.000	01/01/2032	1,193,620

250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000	07/01/2036	286,930

1,500,000	NC Winson-Salem State University[1]	5.000	06/01/2034	1,653,570

750,000	New Hanover County, NC Hospital (New Hanover Regional Medical Center)[1]	5.000	10/01/2026	859,425

25,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.750	10/01/2024	26,678

2 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

North Carolina (Continued)

$10,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500%		10/01/2029	$10,033

500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250		10/01/2038	534,905

1,080,000	Raleigh Durham, NC Airport Authority[1]	5.000		05/01/2028	1,268,114

20,000	University of North Carolina System[1]	5.500		10/01/2034	22,399

1,250,000	Western Carolina University, NC1	5.000		10/01/2045	1,440,513

1,410,000	Western Carolina University, NC (Student Housing)[1]	5.000		06/01/2033	1,581,287

					53,536,264

U.S. Possessions—37.2%
750,000	Guam International Airport Authority[1]	6.000		10/01/2034	891,952

125,000	Guam Power Authority, Series A1	5.000		10/01/2030	147,354

125,000	Guam Power Authority, Series A1	5.000		10/01/2023	148,542

67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[5]	06/01/2057	1,294,502

160,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	160,760

1,915,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,700,960

500,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[6]	07/01/2024	359,665

3,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	3,004,860

3,520,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,535,066

1,840,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,876,800

15,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.390	[5]	05/15/2050	1,261,050

70,000	Puerto Rico Commonwealth GO	5.875		07/01/2036	46,244

2,250,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	1,500,255

800,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	529,432

70,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	45,457

750,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	498,862

5,000	Puerto Rico Commonwealth GO	5.000		07/01/2028	3,256

395,000	Puerto Rico Commonwealth GO	5.250		07/01/2030	256,801

85,000	Puerto Rico Convention Center Authority	5.000		07/01/2027	72,959

1,500,000	Puerto Rico Electric Power Authority, Series A7	6.750		07/01/2036	975,330

440,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2031	283,435

320,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2030	206,128

400,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2029	257,652

1,000,000	Puerto Rico Electric Power Authority, Series XX7	5.250		07/01/2040	644,370

250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	164,765

25,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2022	6,006

1,000,000	Puerto Rico Infrastructure	7.000	[5]	07/01/2032	160,640

30,000	Puerto Rico Infrastructure	7.000	[5]	07/01/2036	6,110

50,000	Puerto Rico Infrastructure	6.928	[5]	07/01/2043	5,837

450,000	Puerto Rico Infrastructure	7.000	[5]	07/01/2033	66,775

335,000	Puerto Rico Infrastructure	7.102	[5]	07/01/2035	73,871

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,075,349

670,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	341,867

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	86,769

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	86,471

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	88,884

50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700		11/01/2020	45,664

3 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000%	10/01/2042	$71,483

5,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	5,019

750,000	Puerto Rico Public Buildings Authority	7.000	07/01/2025	480,728

100,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	62,101

30,000	Puerto Rico Public Buildings Authority	5.250	07/01/2033	16,961

500,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	322,825

250,000	Puerto Rico Public Buildings Authority	6.250	07/01/2031	152,253

45,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	24,821

600,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	374,640

5,000	Puerto Rico Public Buildings Authority, Series D	5.250	07/01/2036	2,799

1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	420,710

750,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	302,528

500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	209,110

4,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	1,859,715

250,000	University of Puerto Rico	5.000	06/01/2026	95,430

200,000	University of Puerto Rico	5.000	06/01/2025	78,384

275,000	University of Puerto Rico, Series Q	5.000	06/01/2030	105,399

175,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	175,046

				26,670,652

Total Investments, at Value (Cost $87,152,656)—112.0%				80,206,916

Net Other Assets (Liabilities)—(12.0)				(8,586,784)

Net Assets—100.0%				$71,620,132

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below:

A&T	Agricultural & Technical
AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
BRH	Blue Ridge Healthcare
GH	Grace Hospital
GL	Grace Lifecare
GNC	Grace Nursing Center
GO	General Obligation
HFA	Housing Finance Agency
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LPC	Lake Prince Center
TASC	Tobacco Settlement Asset-Backed Bonds
UHC&S	United Church Homes & Services
V.I.	United States Virgin Islands
VGH	Valdese General Hospital

5 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

1. Organization

Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, (“1940 Act”),as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean

6 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

7 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

(ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

8 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$53,536,264	$—	$53,536,264
U.S. Possessions	—	26,670,652	—	26,670,652

Total Assets	$—	$80,206,916	$—	$80,206,916

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is

9 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate

10 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $4,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund

11 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $8,894,480 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $4,000,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 4,000,000	NC Medical Care Commission Tender Option Bond Series 2015-XF2143 Trust[3]	8.113%	6/1/42	$4,894,480

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $4,000,000 at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for

12 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$120,525

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest at period end.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $2,366,915, representing 3.30% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt

13 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$83,147,177[1]

Gross unrealized appreciation	$4,009,380
Gross unrealized depreciation	(10,955,120)

Net unrealized depreciation	$(6,945,740)

1. The Federal tax cost of securities does not include cost of $4,005,479, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

14 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/17/2016